SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

 Date of report (Date of earliest event reported) November 13, 1996

               Commission File Number 1-16914

                  THE E.W. SCRIPPS COMPANY
   (Exact name of registrant as specified in its charter)




   Delaware                                         51-0304972
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                Identification Number)

1105 N. Market Street
Wilmington, Delaware                                     19801
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (302) 478-4141

                          Not Applicable
   (Former name, former address and former fiscal year, if
                 changed since last report.)

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             INDEX TO THE E. W. SCRIPPS COMPANY

     CURRENT REPORT ON FORM 8-K DATED NOVEMBER 13, 1996



Item No.                                                       Page


  5       Other Events                                           3

  7       Financial Statements and Other Exhibits              (1)

          (1)  Financial statements of The E.W. Scripps Company as of
               December 31, 1995 and for the year then ended, and as of September 30, 1996 and for the nine months then ended, are incorporated herein by reference to The E.W. Scripps Company Annual Report on Form 10-K (as amended) and to the The E.W. Scripps Company Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, respectively. Financial statements for Scripps Cable as of December 31, 1995 and for the year then ended, and as of September 30, 1996 and for the nine months then ended, are incorporated herein by reference to Amendment Numbers 5 and 7 to The E.W. Scripps Company Current Report on Form 8-K dated December 28, 1995, respectively. Pro Forma financial information as of December 31, 1995 and for the year then ended, and as of September 30, 1996 and for the nine months then ended, are incorporated herein by reference to Amendment Numbers 5 and 7 to The E.W. Scripps Company Current Report on Form 8-K dated December 28, 1995, respectively.

Item 5.  Other Information

On November 13, 1996 The E.W. Scripps Company ("Scripps") completed the merger of its cable television systems with Comcast Corporation ("Comcast").

Under the terms of the agreement announced on October 28, 1995, Scripps contributed all of its non-cable television assets to Scripps Howard, Inc. ("SHI" - a wholly-owned subsidiary of Scripps and the direct or indirect parent of all of Scripps' operations) and SHI's cable television system subsidiaries ("Scripps Cable") were transferred to and held directly by Scripps. Scripps Cable was acquired by Comcast through a tax-free merger (the "Merger") of Scripps into Comcast. The remaining SHI business will continue as "New Scripps", which was distributed in a tax-free "spin-off" to Scripps shareholders (the "Spin-Off") prior to the Merger and thereafter renamed The E.W.
Scripps Company. The Merger and Spin-off are collectively referred to as the "Transactions."

In exchange for the cable systems, Scripps shareholders received 93.048 million shares of Comcast stock. For each share of Scripps owned, the holder received 1.158 Comcast shares, based on the final terms determined at closing.

In connection with the Transactions, New Scripps was recapitalized to include Common Voting Shares and Class A Common Shares and the Articles of Incorporation of New Scripps was further amended to provide for substantially the same shareholder voting rights and other terms as the Scripps Certificate of Incorporation provided for. Prior to the Spin-Off New Scripps issued to Scripps: (i) a number of New Scripps Common Voting Shares equal to the number of shares of Scripps Common Voting Stock then outstanding and
(ii) a number of New Scripps Class A Common Shares equal to the number of shares of Scripps Class A Common Stock then outstanding. These shares were distributed to Scripps' shareholders in the Spin-Off.

The New York Stock Exchange began "when-issued" trading of the new Scripps security (the company excluding cable television) on November 14, 1996. The symbol will remain
"SSP."








                         SIGNATURES


Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        THE E.W. SCRIPPS COMPANY




Dated : November 18, 1996                    By:  /s/ D. J. Castellini

                                               D. J. Castellini
                                               Senior Vice President,
                                               Finance & Administration